                                                                   Exhibit 10.17

                                   LEASE AGREEMENT

1.  Parties

    This Agreement, MADE THE 24th day of June one thousand nine hundred and ninety-six (1996), by and between LANG ASSOCIATES (hereinafter called Lessor), of the one part, and STRATEGIC DIAGNOSTICS, INC. (hereinafter called Lessee), of the other part.

2.  Premises

    WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain premises commonly known as 300 Pheasant Run - Lot #53 - Newtown Industrial Commons -25,600 square feet - Building #2 - Tax Parcel #29-10-133
- L.A. Plaza, Unit 2 A, B, C and D in the County of Bucks State of Pennsylvania, to be used and occupied as Office, Research and Warehouse Space and for no other purpose.

3.  Term

    For the term of beginning the 1st day of July one thousand nine hundred and ninety-six (1996), and ending the 30th day of June one thousand nine hundred and ninety-eight (1988).

4.  Minimum Rent

    For the minimum Term rental of Three Hundred Twenty-Five Thousand Thirty One and 57/100 Dollars ($25,031.57) lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of Thirteen Thousand Four Hundred Seven and 17/100 Dollars ($13,307.17) on the 1st day of each month, rent to begin from the 1st day of August, 1996, the first installment to be paid at the time of signing this lease. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

5.  (a) Place of Payment

         All rents shall be payable without prior notice or demand at the office of Lessor RE/MAX Properties, Ltd., 210 Penns Trail, Newtown, PA 18940 or at such other place as Lessor may from time to time designate by notice in writing.

6.  (b) Agency

         It is hereby expressly agreed and understood that the said RE/MAX Properties, Ltd. is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

7.  Termination of Lease.

    [DELETED BY THE PARTIES]

8.  Security Deposit.

    Lessee shall, upon execution hereof, deposit with Lessor as security for the performance of all the terms, covenants, and conditions of this lease, the sum of Thirteen Thousand Four Hundred Seven and 17/100 ($13,407.17) Dollars, to be held as security for the full and faithful performance by Lessee of Lessee's obligations under this Lease and for the payment of damages to the demised premises. If the demised premises is residential property, said security deposit is to be held by Lessor as an Escrow Fund pursuant to the terms and provisions of the Penna Act of Assembly approved December 29, 1972, Act. No. 363. Except for such sum as shall be lawfully applied by Lessor to satisfy valid claims against Lessee arising from defaults under this lease or by reason of damages to the demised premises, the Security Deposit or Escrow Fund shall be returned to Lessee at the expiration of the term of this lease or any renewal or extension thereof but in the case of residential property only as provided for in the said Act of Assembly. It is understood that the said deposit is not to be considered as the last rental due under the lease.

9.  Special Clauses

    A. Lessee shall have the option of changing the ending date of this Lease to June 30, 1997. If Lessee chooses to exercise this option, written notice of this intent shall be sent Certified Mail to Agent for Lessor by no later than February 1, 1997. If Lessee chooses this option, a fee of $46,915.00 shall be due and payable to Lessor and received at the office of the Agent of Lessor no later than February 28, 1997.

    B. As of July 31, 1996, Lessee will vacate 5,000 square feet (Unit 2A) of the above described space (see attached diagram) and will then have a total space of 20,600 square feet.

*   C.   Rental for month of July, 1996 shall be $16,666.66 for 25,600 square feet.

10.  Addendum

    The Lessor and Lessee agree for themselves, their respective heirs and successors and assigns to the herein described term and also to those set forth in the addendum attached hereto entitled "TERMS AND CONDITIONS," (PART
TWO) all of which are to be regarded as binding and as strict legal conditions.

LESSEE___ LESSEE___ LESSEE___ LESSOR___ LESSOR___ LESSOR___

                                    LEASE AGREEMENT
                                 Terms and Conditions
                           Part Two of a Two Part Agreement

11.  Special Clauses

12.  Inability to give Possession

    If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the demised premises within 5 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the option, by notice to Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.

13.  Additional Rent

    (a)  Damages for Default

         Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

    (b)  Taxes

         Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, in excess of and over and above those assessed or imposed at the time of making this lease. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. The same shall be paid by Lessee to Lessor on or before the first day of July of each and every year.

    (c)  Fire Insurance Premiums

         Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

    (d)  Water Rent

         Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises in excess of the yearly minimum meter charge and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.


14.  Affirmative Covenants of Lessee

    Lessee covenants and agrees that he will without demand

    (a)  Payment of Rent

         Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

    (b)  Cleaning, Repairing, etc.

         Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

    (c)  Requirements of Public Authorities

         Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

    (d)  Fire

         Use every reasonable precaution against fire.

    (e)  Rules and Regulations

         Comply with rules and regulations of Lessor promulgated as hereinafter provided.

    (f)       Surrender of Possession

         Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

    (g)       Notice of Fire, etc.

         Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

    (h)       Condition of Pavement

         Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

    (i)       Agency on Removal

         The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

    (j)  Indemnification

         Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guest, visitors, agents or employees.

15.  Negative Covenants of Lessee

    Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expense incurred or incidental to Lessee's proposed action:

    (a)       Use of Premises

         Occupy the demised premises in any other manner or for any other purpose than as above set forth.

    (b)       Assignment and Subletting

         Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

    (c)       Signs

         Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

    (d)       Alterations, Improvements

         Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

    (e)  Machinery

         Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

    (f)       Weights

         Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

    (g)       Fire Insurance

         Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

    (h)       Removal of Goods

         Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

    (i)       Vacate Premises

         Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

16.  Lessor's Rights

    Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

    (a)       Inspection of Premises

         At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

<#>
    (b)       Rules and Regulations

         At any time or times and from time to time to make such rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when noticed thereof is given to Lessee, form a part of this lease.
</#>

    (c)       Sale or Rent Sign - Prospective Purchasers or Tenants

         To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.

    (d)       Discontinue Facilities and Service

         The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

17.  Responsibility of Lessee

    (a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents.

    (b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, or any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents.

18.  Responsibility of Lessor

    (a)     Total Destruction of Premises

         In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

    (b)    Partial Destruction of Premises

         If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

    (c)       Repairs by Lessor

         Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

    (d)       Damage for Interruption of Use

         Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

    (e)       Representation of Condition of Premises

         The Lessor has let the demised premises in their present "as is" condition and without any representations on the part of the Lessor is under no duty to make repairs or alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed hereon.

    (f)       Zoning

         It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permits; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

19.  Miscellaneous Agreements and Conditions

    (a)       Effect of Repairs on Rental

         No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agent or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided.

    (b)       Waiver of Custom

         It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

    (c)       Conduct of Lessee

         This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Lessor in his sole opinion may deem improper or objectionable, and that if at any time during the term of this lease or any extension or continuation thereof, Lessee or any occupier of the said premises shall have conducted himself, herself or themselves in a manner which Lessor in his sole opinion deems improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this lease.

    (d)       Failure of Lessee to Repair

         In the event of the failure of Lessee promptly to perform the covenants of Section 14(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

    (e)  Waiver of  Subrogation

         Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

    (f)  Security Interest.

         Lessee hereby grants to Lessor a security interest under the Uniform Commercial Code in all of Lessee's goods and property in, on or about the demised premises. Said security interest shall secure unto Lessor the payment of all rent (and charges collectible or reserved as rent) hereunder which shall be required under the provisions of the said Uniform Commercial Code to perfect a security interest in Lessee's said goods and property.

20.  Remedies of Lessor - If the Lessee

    (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or

    (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

    (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

    (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be levied upon or be sold, or if for any other reason Lessor shall, in good faith believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired, thereupon:

         (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payments, taxes, costs and expenses were on that date, payable in advance. Further, provisions of this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

               (2) At the option of the Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on part of the Lessee to reinstate this Lease by payment of any sum due or by other performance of any condition, term, or covenant broken upon Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of this lease, less the fair market rental value of the said demised premises for the remainder of the lease term.

21.  Further Remedies of Lessor

    In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf. at Lessor's option:

    (a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety days after such removal; take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or

    (b) may enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P.L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.

    (c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or

    (d) May lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

22.  Confession of Judgment for Money

    Lessor covenants and agrees that if the rent and/or charges reserved in this lease as rent (including all accelerations of rent by and under the provisions of this lease) shall remain unpaid five (5) days after the same is required to be paid, then and in that event. Lessor shall cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence pursuant to the Rule of Civil Procedure No. 2950 et. seq. for the recovery from Lessee of all rent
hereunder (including all        of rent permissible under the provisions of
this lease) and/or for all charges reserved hereunder as rent, as well as for interest and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient. Such Judgment may be confessed against Lessee for the amount of
rent in arrears (including all accelerations of rent permissible   provisions
of this lease) and/or for all charges reserved hereunder as rent, as well as
interest and costs; together with an        commission of five percent (5%)
of the full amount of Lessor's claim against Lessee.  Neither the right to
institute an action      Pennsylvania Rules of Civil Procedure No. 2950 et.
seq. nor the authority to confess judgment granted herein shall be exhausted
by      exercises thereof but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days after they become due as well as after the expiration of the original term and/or during or after the expiration of any extension or renewal
           .

23.  Confession of Judgment for Possession of Real Property

    Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease, renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then and in that event may cause a judgement in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Records to appear for Lessee and to confess against Lessee in Ejectment for possession of the herein demised premises and agrees that Lessor may commence any action pursuant to the Rule of Civil Procedure No. 2970 et. seq. for the entry of a an order in Ejectment for the possession of real property, and Lessee agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issued writ or writ of possession pursuant thereto this lease, or a true and correct copy thereof,
shall be sufficient warrant.  Lessee further             and agrees, that if
for any reason whatsoever, after said action shall have commenced the action
shall be terminated and the                premises demised hereunder shall
remain in or be restored to Lessee. Lessor shall have the right upon any subsequent default or defaults the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of such judgments by confession in Ejectment for possession of the premises demised hereunder.

24.  Affidavit of Default

    In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and of a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

25.  Waivers by Lessee of Errors, Right of Appeal, Stay, Exemption,
Inquisition

    Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefor. Lessee further authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process, and further agrees that real estate sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Lessee specifically waives the right to the three (3) months' notice and/or the fifteen (15) or thirty (30) days' notice required by the Act of April 6, 1951, P.L. 69, and agrees that five
(5) days' notice shall be sufficient in either or any such case.

26.  Right of Assignee of Lessor

    The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her or its name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

27.  Remedies Cumulative

    All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

28.  Condemnation

    In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

29.  Subordination

    This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination of the aforesaid.

30.  Notices

    All notices must be given by registered mail return receipt requested.

31.  Lease Contains All Agreements

    It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agents and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

32.  Heirs and Assignees

    All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements, herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

33.  Headings No Part of Lease

    Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.

    IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE
PRESENCE OF:


                                       /s/  RE/MAX PROPERTIES     (AGENT)
--------------------------------    ------------------------------


                                                                   (SEAL)
--------------------------------    ------------------------------


                                      /s/ Richard C. Birkmeyer     (SEAL)
--------------------------------    ------------------------------


                                                                   (SEAL)
--------------------------------    ------------------------------


                                     /s/  Lang Associates          (SEAL)
--------------------------------    ------------------------------

                             ADDENDUM TO LEASE AGREEMENT

34. The parties intend that the rent payable hereunder shall be an absolutely net return to Lessor for the term of the Lease, undiminished by the taxes, or any other carrying charges, maintenance charges, repairs or any other charges of any kind whatsoever except Lessor's income taxes, and Lessor shall not be required to furnish any utilities or perform any services of any kind or nature whatsoever, except as specified in this lease or in this Addendum thereto.

35.  a.   Lessee agrees to pay as rent in addition to the minimum rental herein reserved:

     (1) All taxes (including but not limited to real estate taxes) ("taxes") assessed or imposed upon the demised premises during the term of this lease or any renewal or extension thereof.

     (2) All premiums for insurance, obtained by Lessor, against loss by fire and such other hazards, casualties and contingencies as are usually covered by the broadest form of extended coverage policy available in the area of the county in which the demised premises is located, and such other insurance as specified by Lessor from time to time in connection with the demised premises. The fire insurance and extended coverage insurance, together with such other insurance as Lessor shall obtain in connection with the demised premises shall be in such amounts as Lessor shall determine.

     (3) All premiums or comprehensive general liability insurance, obtained by Lessor, protecting Lessor against any injury or damage to any person or property occurring in, or about the demised premises, or any sidewalks, driveways, or other areas appurtenant to the demised premises, said insurance to be in such amounts as Lessor shall determine-

     (4) All premiums for full rental value insurance covering One Hundred Percent (100%) of the minimum and additional rent payable hereunder.

     b. Lessee's aforementioned payment of taxes and insurance premiums shall be a proportionate share of the entire taxes and insurance premium payable for Lot 53 of Newtown Industrial Commons (for both land and improvements) The sum payable by Lessee, or Lessee's proportionate share, shall be calculated by multiplying the total annual taxes and insurance premiums by a fraction, the numerator of which is the number of square feet in the demised premise and the denominator of which is the total square feet of the buildings of Lot 53. The parties agree that the term "proportionate share shall be equal to

   Fifty Three and Twenty Eight Hundredths Percent (53.28%) for July, 1996 only

   Forty Two and Eighty Eight Hundredths Percent (42.88%) from August 1, 1996 through June 30, 1998 of the said taxes and insurance premium costs; provided, however, that said proportion of insurance premiums payable by Lessee shall be adjusted to reflect any disproportionate increase thereof which shall be as a result of Lessee's use or occupancy of the demised premises.

    c. Lessee shall pay the taxes and insurance premiums for each year of the Lease monthly, initially on the basis of the prior year's tax bill and insurance premiums. Thus, Lessee shall pay one-twelfth (1/12) of the estimated total sum for taxes and insurance premiums each month at the same time Lessee pays the minimum rental, subject to the following adjustment:
After a current bill is available to Lessor for either taxes or any insurance premium, Lessor shall notify Lessee of any adjustment to be made to the estimated annual taxes or insurance premium and Lessee shall pay with its next monthly rental payment any adjustments necessary to cover its proportionate share of the entire current year's actual taxes or insurance premium from the beginning of said Lease year to the date of payment with monthly payments thereafter based on the actual tax bill or insurance premium for the current Lease year, as the case may be. To facilitate this, Lessee will pay $1.30 sq. ft into an escrow account. Said amount to be escrowed monthly and will be adjusted periodically. copies of actual bills to be furnished to Lessee at no expense with each adjustment. This amount shall be deemed as additional rent.

    d. Anything herein contrary notwithstanding, Lessee shall be responsible for all taxes imposed on the demised premises arising from or related to the Lessee's use, occupancy, employment and/or business at the demised premises.

     (5) Insurance coverages specified under clauses 35 (a)
         2-4) above shall be reasonable for the risk factors involved and the premiums charged therefor competitive with prevailing market rate structures.

36. Lessee shall obtain all utility services, at Lessee's own cost and expense, from the utility or municipality supplying same. Lessee acknowledges that Lessor is not supplying any utility service to the demised premises and that it shall have all invoices for utility service billed directly to Lessee. Lessee agrees that in the event Lessee fails to pay for utility services as provided for herein, Lessor shall bill Lessee directly for same within ten (10) days after Lessor receives bill, and Lessee shall promptly pay the same.

37.  a.   Lessee agrees to accept the demised premises in the physical order and condition existing on the date of commencement of the term of this Lease.
 Except as specified hereinafter, Lessee shall, throughout the term hereof, at Lessee's sole expense, make all necessary or appropriate repairs, replacements, and renewals, interior or exterior, non-structural, ordinary and extraordinary, foreseen and unforeseen, required to keep and maintain the demised premises and all systems, equipment and apparatus appurtenant thereto or used in connection therewith, in good order and condition. The Lessee shall also provide to the Lessor, a statement from a reputable contractor that the heating and air conditioning systems (if any) have been serviced and checked over at least once in the period of a year.

    b. Upon receipt of written notice from the Lessee, Lessor agrees to proceed with due diligence to repair, at its own cost and expense, any leaks in the roof or make any repairs, to the structural walls of the herein demised premises, provided such repairs are not made necessary by the Lessee, its servants, workmen, employees or any agents, or contractors employed by it. In no event, however, shall Lessor be liable to Lessee, Its servants, invitees, licensees, agents or contractors for any loss or damage due to, or alleged to be due to, any leaks from the said roof and/or damage caused by failure to make repairs necessary to the structural wall of the demised premises during the term of this Lease or any renewals thereof.

    c. Lessee shall be responsible and pay an amount equal to its proportionate share, or

         *    Fifty Three and Twenty Eight Hundredths Percent (53.28%)

         *    Forty Two and Eighty Eight Hundredths Percent (42.88%)

         *    SEE NUMBER 35

of Lessor's cost of snow removal, maintenance Of pavement and parking area, and landscaping (including grass cutting and shrubbery trimming) for said Lot
53. Payments covering snow removal, maintenance of paving and parking area and landscaping are to be made from escrow account referred to in Paragraph 35c. Said account to -be adjusted periodically.

    d. Lessor shall paint the outside trim on the buildings on Lot 53 once in every four (4) year period. Lessee shall pay its proportionate share, or

         *    Fifty Three and Twenty Eight Hundredths Percent (53.28%)

         *    Forty Two and Eight Eight Hundredths Percent (42.88%)

         *    SEE NUMBER 35

for all costs incurred for such painting. Lessee's proportionate share for the painting shall be limited, however, by a cap on the total expenditure for painting in any given year of Two Thousand Five Hundred Dollars ($2,500.00), the cap to he adjusted in accordance with any increase in the cost of living.

    e. Lessee shall pay its proportionate share for any repaving of the parking area of Lot 53. Lessee's proportionate share for the parking lot repaving shall be limited, however, by a cap on total expenditures for such repaving of Three Thousand Dollars ($3,000.00), the cap to be adjusted in accordance with any increase in the cost of living in the same manner as set forth in Subparagraph 37d. above.

    f. At the expiration of this Lease, or any earlier termination thereof, Lessee covenants and agrees to return the demised premises, and all systems, equipment, and apparatus appurtenant hereto or used in connection therewith in the same condition required to be maintained by Lessee under this Lease, normal wear and tear accepted. If, at the expiration of this Lease, Lessee fails to return the demised premises, including air-conditioning units, exhaust fans and other apparatus, in the same condition as required hereunder, any expense incurred by Lessor to repair or replace same shall be deducted from the sum deposited by Lessee as collateral security pursuant to Clause 42, normal wear and tear excepted.;

    g. Any repairs, replacements and renewals and/or any labor or materials performed and/or furnished in or about the demised premises by Lessee during the term of the Lease shall be performed and furnished in strict compliance with all applicable laws, regulations, ordinances, and requirement of all duly constituted municipal authorities or other governmental bodies having jurisdiction, and the requirements of any board of fire underwriters having jurisdiction.

38. Notwithstanding anything elsewhere herein contained to the contrary, Lessee shall, at Lessee's sole risk and expense, have the privilege of erecting a sign or signs upon the demised premises subject to and in compliance with any and all laws, statutes, ordinances, rules, regulations and requirements of the municipal and other duly constituted authorities and insurance organizations; provided, however, the plans and specifications therefor shall first be submitted to Lessor and Newtown Industrial Commons, Inc. for written approval as to size, character and location, which approval shall not be unreasonably withheld; and further provided that upon termination of the Lease term, or any sooner determination of this Lease, or any extension or renewal thereof, Lessee shall, at its sole risk and expense, remove such sign or signs and restore the premises to its condition prior to the erection thereof, ordinary wear and tear excepted. Lessee shall defend, protect and save harmless Lessor of and from any and all claims for injuries to persons or damage to property caused by the erection, maintenance, repair or removal of said sign or signs.

39. Lessor hereby grants Lessee, its invitees and licensees, the right to park automobiles in the parking area in front of the demised premises; provided, however, that parking of automobiles shall be limited to continuous periods no longer than twenty-four (24) hours, Lessee hereby agrees that it shall not park, nor permit any of its invitees or licensees to park, any automobile, in the said parking area for longer than a continuous twenty-four
(24) hour period.

40. Lessor hereby grants Lessee, its invitees and licensees, the right to park tractor-trailer(s) in the parking area of the demised premises. Such right to park, however, shall be limited to continuous periods no longer than forty-eight (48) hours. if Lessee parks, or permits any of its invitees or licensees to park, a tractor-trailer in the aforementioned area for longer than any continuous forty-eight (48) hour period, Lessee shall pay to Lessor, as additional rent Thirty Dollars ($30.00) per day for each day said tractor-trailer is parked beyond the forty-eight (48) hour period up to Nine Hundred Dollars ($900.00) per month. Failure to pay the aforementioned rent shall be considered a default under this Lease.

41. Lessee hereby agrees to use no exterior portion of the demised premises or any exterior portion of Lot 53 for storage. In the event there is exterior storage, Lessor shall have the right to remove any items stored externally. Lessee hereby agrees to reimburse Lessor for the cost of removing said goods and said invoice shall be paid within ten (10) days of invoice presentation.

42. In the event the Lessee should default hereunder, security deposit shall be forthwith applicable on account of sums which may be due to Lessor by reason of such default. Such application of security deposit shall be in addition to all other rights and remedies accruing to Lessor hereunder. At the termination of Lessee's tenancy and upon surrender of the demised premises as provided for in this Lease, the security sum shall be returned to Lessee, only if Lessee is not in default hereunder.

43. It is agreed that if the rent is not paid by the tenth (10th) day of each month, there will be automatically assessed a penalty of ten percent (10%) of any rentals due which will be deemed as additional rent hereunder and due for the current month.

         IN WITNESS WHEREOF, and intending to be legally bound, these presents have been duly executed under seal by a duly authorized officer of each of the parties hereto.

WITNESSED;                   LESSOR; LANG ASSOCIATES


                             /s/  Lang Associates
--------------------------   -----------------------------------


WITNESSED;                   LESSEE; STRATEGIC DIAGNOSTICS, INC.


                             /s/  Richard C. Birkmeyer
--------------------------   ------------------------------------


                             AGENT; RE/MAX PROPERTIES, LTD.


                             /s/  RE/MAX PROPERTIES
                             -------------------------------------

               CONTINUANCES TO PART TWO OF LEASE AGREEMENT
          BETWEEN LANG ASSOCIATES AND STRATEGIC DIAGNOSTICS, INC.


    14B. Unless provided for by insurance.

    17B. Unless provided for by insurance.

    20. Except for Lessee's obligation to pay rent under Paragraph Four hereunder. Lessor agrees to give Lessee notice of a default with 15 days notice to cure such default. if Lessee does not correct such default within 15 days, then Lessor can proceed with remedies hereunder.


         IN WITNESS WHEREOF, and intending to be legally bound, these presents have been duly executed under seal by a duly authorized officer of each of the parties hereto.

WITNESSED;                   LESSOR; LANG ASSOCIATES


                             /s/  Lang Associates
-------------------------    ------------------------------------


WITNESSED;                   LESSEE; STRATEGIC DIAGNOSTICS, INC.


                             /s/  Richard C. Birkmeyer
-------------------------    ------------------------------------


                             AGENT; RE/MAX PROPERTIES, LTD.


                             /s/  RE/MAX PROPERTIES
                             ------------------------------------